Exhibit A

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to: (a) the joint filing on behalf of each of them of Amendment No. 1 to the Statement on Schedule 13D (the “Statement”) and any and all other amendments thereto with respect to the common units and subordinated units in Susser Petroleum Partners LP deemed to be beneficially owned by each of them, as applicable, (b) the appointment of Sonia Aube, William J. Healy and/or Peggy Harrison, all of whom may act individually, as Attorney-in-Fact to execute such Statement, any amendment thereto and/or Section 16 filing related thereto in the name and on behalf of the undersigned, and (c) the inclusion of this Joint Filing Agreement and Power of Attorney as an exhibit thereto.

Date: October 24, 2014

STRIPES LLC

By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

STRIPES NO. 1009 LLC

By:	/s/ Mary E. Sullivan
	Name:	Mary E. Sullivan
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUSSER HOLDINGS CORPORATION

By:	/s/ Thomas P. Mason
	Name:	Thomas P. Mason
	Title:	Senior Vice President, General Counsel and Secretary

HERITAGE HOLDINGS, INC.

By:	/s/ Martin Salinas, Jr.
	Name:	Martin Salinas, Jr.
	Title:	Chief Financial Officer

ETP HOLDCO CORPORATION

By:	/s/ Martin Salinas, Jr.
	Name:	Martin Salinas, Jr.
	Title:	Chief Financial Officer

ETC M-A ACQUISITION LLC

By:	/s/ Thomas P. Mason
	Name:	Thomas P. Mason
	Title:	Senior Vice President

LA GRANGE ACQUISITION, L.P.

By:	LA GP, LLC, its general partner

	By:	/s/ Thomas P. Mason
		Name:	Thomas P. Mason
		Title:	Senior Vice President, General Counsel and Secretary

LA GP, LLC

	By:	/s/ Thomas P. Mason
		Name:	Thomas P. Mason
		Title:	Senior Vice President, General Counsel and Secretary

HERITAGE ETC, L.P.

By: Heritage ETC GP, L.L.C.

By:	/s/ Martin Salinas, Jr.
	Name:	Martin Salinas, Jr.
	Title:	Chief Financial Officer

HERITAGE ETC GP, L.L.C.

By:	/s/ Martin Salinas, Jr.
	Name:	Martin Salinas, Jr.
	Title:	Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfers Partners, L.L.C., its general partner

		By:	/s/ Thomas P. Mason
			Name:	Thomas P. Mason
			Title:	Senior VP, General Counsel and Secretary

ENERGY TRANSFER PARTNERS GP, L.P.

By:	Energy Transfer Partners, L.L.C., its general partner

	By:	/s/ Thomas P. Mason
		Name:	Thomas P. Mason
		Title:	Senior VP, General Counsel and Secretary

ENERGY TRANSFER PARTNERS, L.L.C.

	By:	/s/ Thomas P. Mason
		Name:	Thomas P. Mason
		Title:	Senior VP, General Counsel and Secretary

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC, its general partner

	By:	/s/ John W. McReynolds
		Name:	John W. McReynolds
		Title:	President

LE GP, LLC

	By:	/s/ John W. McReynolds
		Name:	John W. McReynolds
		Title:	President

KELCY L. WARREN

By:	/s/ Kelcy L. Warren

APPENDIX A

DIRECTORS AND EXECUTIVE OFFICERS OF ETP LLC AND LE GP

The following tables set forth the names, positions and present principal occupations or employment and business addresses of the directors and executive officers of ETP LLC, LE GP, HHI, ETP Holdco, Heritage ETC GP, Stripes 1009, Susser and Stripes. All the individuals listed below are citizens of the United States.

ETP LLC:

Name and Business Address	Capacity in Which Serves ETP LLC	Principal Occupation
Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chairman of the Board and Chief Executive Officer	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Paul E. Glaske 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Retired Chairman and CEO, Blue Bird Corporation

Ted Collins, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of Collins & Ware Inc.

Michael K. Grimm 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of and Chief Executive Officer of Rising Star Energy, L.L.C.

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Operating Officer and Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Jamie Welch 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Group Chief Financial Officer, Head of Business Development and Director of LE GP, LLC

Richard Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

David K. Skidmore 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of Skidmore Exploration Inc.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Appendix A

LE GP:

Name and Business Address	Capacity in Which Serves LE GP	Principal Occupation
John W. McReynolds 3738 Oak Lawn Ave. Dallas, TX 75219	Director and President	President of LE GP, LLC

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Chairman of the Board	Chairman and Chief Executive Officer and Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Jamie Welch 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Group Chief Financial Officer and Head of Business Development	Group Chief Financial Officer, Head of Business Development and Director of LE GP, LLC

William P. Williams 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Retired Vice President of Measurement, Energy Transfer Partners, L.L.C.

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Matthew S. Ramsey 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of RPM Exploration, Ltd. and Ramsey Energy Management, LLC

K. Rick Turner 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Director of North American Energy Partners Inc., AmeriGas Partners, L.P. and TMI, LLC

HHI:

Name and Business Address	Capacity in Which Serves Heritage Holdings	Principal Occupation
Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer and Director	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer	Chairman and Chief Executive Officer and Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Richard A. Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Appendix A

ETP Holdco:

Name and Business Address	Capacity in Which Serves ETP Holdco	Principal Occupation
Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer and Director	Chairman and Chief Executive Officer and Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Operating Officer and Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel, Secretary and Director	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

John D. Harkey Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Chief Executive Officer and Chairman of Consolidated Restaurant Companies, Inc.

John W. McReynolds 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of LE GP, LLC

ETC:

Name and Business Address	Capacity in Which Serves ETP Holdco	Principal Occupation
Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer	Chief Executive Officer of Susser Holdings Corporation

Marshall S. McCrea III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Arnold D. Dodderer 3738 Oak Lawn Ave. Dallas, TX 75219	General Counsel and Vice President	General Counsel of Sunoco, Inc.

LA GP:

Name and Business Address	Capacity in Which Serves ETP Holdco	Principal Occupation
Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer and Manager	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Richard A. Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer and Manager	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Appendix A

Heritage ETC GP:

Name and Business Address	Capacity in Which Serves Heritage ETC GP	Principal Occupation
Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer and Manager	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer and Manager	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Richard A. Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Stripes 1009:

Name and Business Address	Capacity in Which Serves Stripes 1009	Principal Occupation
Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Executive Officer	Chief Executive Officer of Susser Holdings Corporation

Mary E. Sullivan 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer of Susser Holdings Corporation

Susser:

Name and Business Address	Capacity in Which Serves Susser	Principal Occupation
Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Executive Vice President	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer	Chief Executive Officer of Susser Holdings Corporation

Appendix A

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Mary E. Sullivan 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer of Susser Holdings Corporation

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Stripes:

Name and Business Address	Capacity in Which Serves Stripes	Principal Occupation
Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Executive Officer and Manager	Chief Executive Officer of Susser Holdings Corporation

Mary E. Sullivan 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President, Chief Financial Officer, Treasurer and Manager	Executive Vice President and Chief Financial Officer of Susser Holdings Corporation

Cynthia Archer 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President and Chief Marketing Officer	Executive Vice President and Chief Marketing Officer of Susser Petroleum Partners GP LLC

Brad Williams 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President—Retail Operations West and Manager	Senior Vice President—Retail Operations West of Susser Petroleum Partners GP LLC

Brian Hand 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Procurement Officer and Vice President—Facilities	Chief Procurement Officer and Vice President of Sunoco, Inc.

Appendix A